                                                                    EXHIBIT 99.2

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                        TWO QUARTERS ENDED JUNE 30, 2002
                                   (UNAUDITED)
                                 (In thousands)


                                                                                  Pro Forma
                                                                    Historical   Adjustments       Pro Forma
                                                                    ----------   -----------       ---------
Total revenue.......................................................  $164,130     $(11,580)(a)    $152,550
                                                                      --------     --------        --------

Operating costs and expenses:
   Cost of sales....................................................   150,577      (11,112)(b)     139,465
   Selling, general and administrative expenses.....................    19,274       (1,126)(c)      18,148
   Environmental expense recovery...................................    (3,000)        --            (3,000)
   Restructuring charges, net ......................................     1,361          137(c)        1,498
                                                                      --------     --------        --------
   Total operating costs and expenses ..............................   168,212      (12,101)        156,111
                                                                      --------     --------        --------

   Operating loss...................................................    (4,082)         521          (3,561)

Other income (expense):
   Other income, net................................................       118         --               118
   Interest expense, net............................................    (8,998)         (84)(c)      (9,082)
                                                                      --------     --------        --------

   Loss before income tax (benefit) provision and
     minority interest                                                 (12,962)         437         (12,525)
Income tax (benefit) provision......................................      (142)         176(c)           34
                                                                      --------     --------        --------

   Loss before minority interest ...................................   (12,820)         261         (12,559)
Minority interest ..................................................       (21)        --               (21)
                                                                      --------     --------        --------
   Net loss ........................................................ $(12,841)     $    261        $(12,580)
                                                                     =========     ========        ========



-----------------------------------

(a) Reflects the following:

      Total revenue of EWW and TMS..............................................$(15,928)
      Adjustment of intergroup activity between the above companies
           and the companies retained by Metallurg..............................   4,348
                                                                                ---------
                                                                                $(11,580)
                                                                                =========

(b) Reflects the following:

      Total cost of sales of EWW and TMS........................................$(15,663)
      Adjustment of intergroup activity between the above companies
           and the companies retained by Metallurg..............................   4,551
                                                                                ---------
                                                                                $(11,112)
                                                                                =========

(c) Reflects the activity of EWW and TMS.